EXHIBIT 3.1

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                     AMERICAN HOME MORTGAGE SECURITIES LLC,

                                  AS DEPOSITOR

                            WILMINGTON TRUST COMPANY,

                                AS OWNER TRUSTEE

                                       AND

                              THE BANK OF NEW YORK,

         NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS INDENTURE TRUSTEE,

              AS CERTIFICATE REGISTRAR AND CERTIFICATE PAYING AGENT

                       __________________________________

                              AMENDED AND RESTATED
                                 TRUST AGREEMENT

                          DATED AS OF DECEMBER 21, 2004

                       __________________________________



                               Trust Certificates,
                                  Series 2004-4


===============================================================================

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                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                     PAGE
-------                                                                     ----

ARTICLE IDEFINITIONS...........................................................5
   Section 1.01. DEFINITIONS...................................................5
   Section 1.02. OTHER DEFINITIONAL PROVISIONS.................................5
ARTICLE IIORGANIZATION.........................................................7
   Section 2.01. NAME..........................................................7
   Section 2.02. OFFICE........................................................7
   Section 2.03. PURPOSES AND POWERS...........................................7
   Section 2.04. APPOINTMENT OF OWNER TRUSTEE..................................8
   Section 2.05. INITIAL CAPITAL CONTRIBUTION OF OWNER TRUST ESTATE............8
   Section 2.06. DECLARATION OF TRUST..........................................8
   Section 2.07. LIABILITY OF THE HOLDERS OF THE CERTIFICATES..................8
   Section 2.08. TITLE TO TRUST PROPERTY.......................................8
   Section 2.09. SITUS OF TRUST................................................9
   Section 2.10. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR...............9
   Section 2.11. INVESTMENT COMPANY...........................................10
   Section 2.12. TRANSFER OF TRUST ESTATE TO OWNER TRUSTEE....................10
ARTICLE IIICONVEYANCE OF THE MORTGAGE LOANS;..................................12
   Section 3.01. CONVEYANCE OF THE MORTGAGE LOANS.............................12
   Section 3.02. INITIAL OWNERSHIP............................................12
   Section 3.03. THE CERTIFICATES.............................................12
   Section 3.04. AUTHENTICATION OF CERTIFICATES...............................13
   Section 3.05. REGISTRATION OF AND LIMITATIONS ON TRANSFER
                 AND EXCHANGE OF CERTIFICATES.................................13
   Section 3.06. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES............15
   Section 3.07. PERSONS DEEMED CERTIFICATEHOLDERS............................16
   Section 3.08. ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES....16
   Section 3.09. MAINTENANCE OF OFFICE OR AGENCY..............................16
   Section 3.10. CERTIFICATE PAYING AGENT.....................................16
ARTICLE IVAUTHORITY AND DUTIES OF OWNER TRUSTEE...............................19
   Section 4.01. GENERAL AUTHORITY............................................19
   Section 4.02. GENERAL DUTIES...............................................19
   Section 4.03. ACTION UPON INSTRUCTION......................................19
   Section 4.04. NO DUTIES EXCEPT AS SPECIFIED UNDER SPECIFIED
                 DOCUMENTS OR IN INSTRUCTIONS.................................20
   Section 4.05. RESTRICTIONS.................................................20
   Section 4.06. PRIOR NOTICE TO CERTIFICATEHOLDERS WITH
                 RESPECT TO CERTAIN MATTERS...................................20
   Section 4.07. ACTION BY CERTIFICATEHOLDERS
                 WITH RESPECT TO CERTAIN MATTERS..............................21
   Section 4.08. ACTION BY CERTIFICATEHOLDERS WITH
                 RESPECT TO BANKRUPTCY........................................21
   Section 4.09. RESTRICTIONS ON CERTIFICATEHOLDERS' POWER....................21
   Section 4.10. MAJORITY CONTROL.............................................21
   Section 4.11. OPTIONAL REDEMPTION..........................................22
ARTICLE VAPPLICATION OF TRUST FUNDS...........................................23
   Section 5.01. DISTRIBUTIONS................................................23
   Section 5.02. METHOD OF PAYMENT............................................23


                                       3
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   Section 5.03. TAX RETURNS..................................................23
   Section 5.04. STATEMENTS TO CERTIFICATEHOLDERS.............................24
ARTICLE VICONCERNING THE OWNER TRUSTEE........................................25
   Section 6.01. ACCEPTANCE OF TRUSTS AND DUTIES..............................25
   Section 6.02. FURNISHING OF DOCUMENTS......................................26
   Section 6.03. REPRESENTATIONS AND WARRANTIES...............................26
   Section 6.04. RELIANCE; ADVICE OF COUNSEL..................................27
   Section 6.05. LIMITATION OF LIABILITY OF WILMINGTON TRUST COMPANY..........27
   Section 6.06. OWNER TRUSTEE NOT LIABLE FOR CERTIFICATES
                 OR RELATED DOCUMENTS.........................................28
   Section 6.07. OWNER TRUSTEE MAY OWN CERTIFICATES AND NOTES.................28
   Section 6.08. PAYMENTS FROM OWNER TRUST ESTATE.............................28
   Section 6.09. DOING BUSINESS IN OTHER JURISDICTIONS........................28
   Section 6.10. LIABILITY OF CERTIFICATE REGISTRAR AND
                 CERTIFICATE PAYING AGENT.....................................29
ARTICLE VIICOMPENSATION OF OWNER TRUSTEE......................................30
   Section 7.01. OWNER TRUSTEE'S FEES AND EXPENSES............................30
   Section 7.02. INDEMNIFICATION..............................................30
ARTICLE VIIITERMINATION OF TRUST AGREEMENT....................................32
   Section 8.01. TERMINATION OF TRUST AGREEMENT...............................32
ARTICLE IXSUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES..............34
   Section 9.01. ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE...................34
   Section 9.02. REPLACEMENT OF OWNER TRUSTEE.................................34
   Section 9.03. SUCCESSOR OWNER TRUSTEE......................................35
   Section 9.04. MERGER OR CONSOLIDATION OF OWNER TRUSTEE.....................35
   Section 9.05. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE................35
ARTICLE XMISCELLANEOUS........................................................37
   Section 10.01. AMENDMENTS..................................................37
   Section 10.02. NO LEGAL TITLE TO OWNER TRUST ESTATE........................38
   Section 10.03. LIMITATIONS ON RIGHTS OF OTHERS.............................39
   Section 10.04. NOTICES.....................................................39
   Section 10.05. SEVERABILITY................................................39
   Section 10.06. SEPARATE COUNTERPARTS.......................................39
   Section 10.07. SUCCESSORS AND ASSIGNS......................................39
   Section 10.08. NO PETITION.................................................40
   Section 10.09. NO RECOURSE.................................................40
   Section 10.10. HEADINGS....................................................40
   Section 10.11. GOVERNING LAW...............................................40
   Section 10.12. INTEGRATION.................................................40

Signatures ...................................................................40


                                    EXHIBITS

Exhibit A - Form of Certificate .............................................A-1
Exhibit B - Certificate of Trust ............................................B-1
Exhibit C - Form of Rule 144A Investment Representation .....................C-1
Exhibit D - Form of Certificate of Non-Foreign Status .......................D-1


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Exhibit E - Form of Investment Letter .......................................E-1
Exhibit F - Form of Transferor Certificate ..................................F-1
Exhibit G - Form of ERISA Letter ............................................G-1
Exhibit H - Form of Transferee Certificate ..................................G-1

         This Amended and Restated Trust Agreement, dated as of December 21, 2004 (as amended from time to time, this "Trust Agreement"), among American Home Mortgage Securities LLC, a Delaware limited liability company, as depositor (the "Depositor"), Wilmington Trust Company, a Delaware banking corporation, as owner trustee (the "Owner Trustee"), and The Bank of New York, as indenture trustee (in such capacity, the "Indenture Trustee"), as certificate registrar (in such capacity, the "Certificate Registrar") and certificate paying agent (in such capacity, the "Certificate Paying Agent").

                                WITNESSETH THAT:

         In consideration of the mutual agreements herein contained, the Depositor and the Owner Trustee agree as follows:

         WHEREAS, the Depositor and the Owner Trustee have previously entered into the Trust Agreement dated as of December 16, 2004 (the "Trust Agreement").

         WHEREAS, the parties hereto desire to amend the terms of and restate the Trust Agreement.

         In consideration of the mutual agreements herein contained, the Depositor, the Owner Trustee and The Bank of New York, in its capacity as indenture trustee, certificate registrar and certificate paying agent, agree as follows:
                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         Section 1.01. DEFINITIONS. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture, dated December 21, 2004, between American Home Mortgage Investment Trust 2004-4, as Issuer, and The Bank of New York, as Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02.     OTHER DEFINITIONAL PROVISIONS.

         (a) All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Article, Section and Exhibit references contained in this Trust Agreement are references to Articles, Sections and Exhibits in or to this Trust Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  ORGANIZATION
                                  ------------

         Section 2.01. NAME. The trust created hereby (the "Trust") shall be known as "American Home Mortgage Investment Trust 2004-4", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         Section 2.02. OFFICE. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

         Section 2.03. PURPOSES AND POWERS. The purpose of the Trust is to engage in the following activities:

         (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

         (ii) to pay the organizational, start-up and transactional expenses of the Trust;

         (iii) to assign, grant, transfer, pledge and convey the Mortgage Loans pursuant to the Indenture and to hold, manage and distribute to the Certificateholder pursuant to Section 5.01 herein, any portion of the Mortgage Loans released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

         (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

         (v) if directed by holders of Certificates representing more than 50% of the beneficial interests in the Trust, sell the Trust Estate subsequent to the discharge of the Indenture, all for the benefit of the holders of the Certificates;

         (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholder and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Basic Documents.

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         Section 2.04. APPOINTMENT OF OWNER TRUSTEE. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.05. INITIAL CAPITAL CONTRIBUTION OF OWNER TRUST ESTATE. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial corpus of the Trust and shall be deposited in the Certificate Distribution Account. The Owner Trustee also acknowledges on behalf of the Trust the receipt in trust of the Mortgage Loans, the rights with respect to the Swap Agreements, the Cap Contracts and Corridor Contract and the rights with respect to the representations and warranties made by the Seller under the Mortgage Loan Purchase Agreement which shall constitute the Owner Trust Estate.

         Section 2.06. DECLARATION OF TRUST. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a "statutory trust" under the Statutory Trust Statute and that this Trust Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Trust (A) shall, as of the Closing Date and for so long as any Notes are outstanding be treated for federal income tax purposes as a qualified REIT subsidiary within the meaning of Section 856(i) of the Code, and thereafter be disregarded as a separate entity (and if at any other time the Trust Certificates are held by more than one person for federal income tax purposes, shall be treated as a partnership), and (B) that each Class of Notes shall be debt, and the provisions of this Agreement shall be interpreted to further this intention. Except as otherwise provided in this Trust Agreement, the rights of the Certificateholder will be those of equity owners of the Trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust.

         Section 2.07. LIABILITY OF THE HOLDERS OF THE CERTIFICATES. The Holders of the Certificates shall be jointly and severally liable directly to and shall indemnify any injured party for all losses, claims, damages, liabilities and expenses of the Trust and the Owner Trustee (including Expenses, to the extent not paid out of the Owner Trust Estate); provided, however, that the Holders of the Certificates shall not be liable for payments required to be made on the Notes or the Certificates, or for any losses incurred by a Certificateholder in the capacity of an investor in the Certificates or a Noteholder in the capacity of an investor in the Notes. The Holders of the Certificates shall be liable for and shall promptly pay any entity level taxes imposed on the Trust. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the second preceding sentence for which the Holders of the Certificates shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Holders of the Certificates under this paragraph shall be evidenced by the Certificates.

         Section 2.08. TITLE TO TRUST PROPERTY. Except with respect to the Mortgage Loans, which will be assigned to the Indenture Trustee pursuant to the Indenture, legal title to the Owner Trust

Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.09. SITUS OF TRUST. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section 2.03. Payments will be received by the Trust only in Delaware, New York, Maryland or California, and payments will be made by the Trust only from Delaware, New York or California. The only office of the Trust will be at the Corporate Trust Office in Delaware.

         Section 2.10. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor hereby represents and warrants to the Owner Trustee that:

         (i) The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor.

         (iii) The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to convey and assign the property to be conveyed and assigned to and deposited with the Trust as part of the Owner Trust Estate and the Depositor has duly authorized such conveyance and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

         (iv) The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of formation or the limited liability agreement or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

         (v) The Trust is not required to register as an investment company under the Investment Company Act and is not under the control of a Person required to so register.

         (vi) The Depositor has been a "qualified REIT subsidiary" as defined in
Section 856(i) of the Code throughout its existence.

         Section 2.11. INVESTMENT COMPANY. Neither the Depositor nor any holder of a Certificate shall take any action which would cause the Trust to become an "investment company" which would be required to register under the Investment Company Act.

         Section 2.12. TRANSFER OF TRUST ESTATE TO OWNER TRUSTEE. (a) Effective as of the date hereof, the Depositor does hereby assign, transfer, and otherwise convey to, and deposit with, the Trust, until this Agreement terminates pursuant to Section 8.01, the entire Trust Estate, such conveyance to be made in exchange for the Notes and the Certificates. Such assignment includes, without limitation, all amounts payable to and all rights of the holder of the Collateral pursuant to this Agreement.

         The conveyance of the Collateral and all other assets constituting the Trust Estate by the Depositor as contemplated hereby is absolute and is intended by the parties to constitute a sale of the Collateral and all other assets constituting the Trust Estate by the Depositor to the Trust. It is, further, not intended that such conveyance be deemed a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event:

                  (i) this Agreement shall constitute a security agreement under applicable law and shall be deemed to create a valid and continuing security interest (as defined in the applicable UCC) in the Trust Estate (including, without limitation, the Collateral, the Certificate Distribution Account and any proceeds thereof) in favor of the Trust, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor;

                  (ii) other than the security interest granted to the Trust pursuant to this Agreement, Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Estate, has not authorized the filing of and is not aware of any financing statements against the Trust Estate that includes a description of collateral covering the Trust Estate other than any financing statements relating to the security interest granted to the Trust hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against Depositor;

                  (iii) the Depositor owns and has good and marketable title to the Trust Estate free and clear of any Lien, claim or encumbrance of any Person;

                  (iv) the Certificate Distribution Account constitutes a "deposit account" within the meaning of the applicable UCC, and the Depositor has directed the Certificate Paying Agent to become the account holder of the Certificate Distribution Account. The Certificate Distribution Account is not in the name of any Person other than as provided in Section 3.10 of this Agreement. The Depositor has not consented to the maintenance of the Certificate Distribution Account in compliance with instructions of any Person other than the Certificate Paying Agent;

                  (vi) the Trust Estate (excluding the Certificate Distribution Account and any proceeds thereof) constitutes "general intangibles" within the meaning of the applicable UCC. The Depositor has received all required consents and approvals to the pledge of the portions of the Trust Estate (excluding the Certificate Distribution Account and any proceeds thereof) constituting payment intangibles;

                  (vii) the Depositor has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the appropriate filing offices under applicable law in order to perfect the security interest in the Trust Estate granted to the Trust hereunder. All financing statements filed or to be filed against the Depositor in favor of the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) in connection herewith describing the Trust Estate contain a statement to the following effect, "A purchase of, or security interest in, any collateral described in this financing statement will violate the rights of the secured party;" and

                  (viii) the Depositor shall, to the extent consistent with this Agreement, take such additional reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other assets of the Trust Estate, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the life of this Agreement. Notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Owner Trustee on behalf of the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) for the purpose of perfecting such security interest under applicable law.

                  (c) The Owner Trustee hereby acknowledges the receipt by it of the Trust Estate and such other documents and instruments referenced above, and declares that it holds and will hold the Trust Estate and such documents and instruments and that it holds and will hold all other assets and documents to be included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

                  (d) Except as expressly provided in Section 8.01, neither the Depositor nor any Certificateholder shall be able to revoke the Trust established hereunder. Except as provided in Sections 2.08, 4.01, 4.02, 4.03, 5.01 and 8.01 hereof, the Owner Trustee or Certificate Paying Agent (as applicable) shall not assign, sell, dispose of or transfer any interest in, nor may the Depositor or any Certificateholder withdraw from the Trust, the Collateral or other asset constituting the Trust Estate.

                                   ARTICLE III
                 CONVEYANCE OF THE MORTGAGE LOANS; CERTIFICATES
                 ----------------------------------------------

         Section 3.01. CONVEYANCE OF THE MORTGAGE LOANS. The Depositor, concurrently with the execution and delivery hereof, does hereby contribute, transfer, convey and assign to the Trust, on behalf of the Holders of the Notes and the Certificates, without recourse, all its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In addition, the Depositor hereby assigns to the Trust all of its right, title, and interest in, to, and under the Mortgage Loan Purchase Agreement. In addition, the Depositor hereby assigns to the Trust all of its right, title and interest in, to, and under the Swap Agreements, Cap Contracts, Corridor Contract and the Insurance Policy.

         The conveyance of the Mortgage Loans by the Depositor to the Trust hereunder is intended to facilitate the simultaneous issuance of the Notes under the Indenture and issuance of the Certificates hereunder to the Depositor as Holder. The Depositor intends to sell the Certificates to an affiliate of the Depositor and the Seller. Accordingly, at the time of the transaction set forth herein, the Depositor will retain without interruption, through the ownership of the Certificates, the economic benefits associated with ownership of the Mortgage Loans as well as the economic burdens associated with such ownership, subject to the lien of the Indenture and subject to this Agreement. If the transactions contemplated by this Trust Agreement are determined to constitute a financing, the Depositor hereby grants to the Trust a security interest in the Owner Trust Estate and all distributions thereon and proceeds thereof, and this Trust Agreement shall constitute a security agreement under applicable law.

         Section 3.02. INITIAL OWNERSHIP. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the conveyance of the Mortgage Loans pursuant to Section 3.01 and the issuance of the Certificates, and thereafter except as otherwise permitted hereunder, the Depositor shall be the sole Certificateholder.

         Section 3.03. THE CERTIFICATES. The Certificates shall be issued in the form of one or more Certificates, each representing not less than a 10% Certificate Percentage Interest. The Certificates shall initially be registered in the name of AHM SPV III, LLC. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such

Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

         A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

         Section 3.04. AUTHENTICATION OF CERTIFICATES. The Owner Trustee shall cause all Certificates issued hereunder to be executed and authenticated on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Certificate Registrar by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         Section 3.05. REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF CERTIFICATES. The Certificate Registrar shall keep or cause to be kept, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Indenture Trustee shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

         Subject to satisfaction of the conditions set forth below with respect to the Certificate, upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.09, the Owner Trustee or the Certificate Registrar shall execute, authenticate and deliver in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount and dated the date of authentication by the Owner Trustee or the Certificate Registrar. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount, upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.09.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer or assignment of any Certificate shall be made without the prior written consent of the Insurer, provided that such consent shall not be unreasonably withheld.

         No Person shall become a Certificateholder until it shall establish its non-foreign status by submitting to the Certificate Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign Status set forth in Exhibit D hereto.

         No transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute (A) either (i) (a) an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Depositor) which investment letter shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicers or the Depositor and which investment letter states that, among other things, such transferee (1) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (2) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicers or the Depositor and (b) the transferee executes a representation letter, substantially in the form of Exhibit F to the Agreement, and the transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor, certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicers or the Depositor and (B) the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit D) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor; provided, however that no certification or Opinion of Counsel will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor. The Holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicers and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of Certificates or any interest therein shall be made to any Person unless the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar and each Master

Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Indenture Trustee, the Owner Trustee, the Certificate Registrar and each Master Servicer that the purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Indenture Trustee, the Owner Trustee, the Certificate Registrar or Master Servicers to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar or the Master Servicers. In lieu of such Opinion of Counsel, a Person acquiring such Certificates may provide a certification in the form of Exhibit G to this Agreement, which the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar and each Master Servicer may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall be deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee and the Certificate Registrar shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee or the Certificate Registrar, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

         No person shall become a Certificateholder, so long as any Notes are Outstanding, until it shall establish its status as a real estate investment trust ("REIT") or as a "qualified REIT subsidiary" ("QRS") within the meaning of
Section 856(a) or Section 856(i) of the Code, respectively, by submitting to the Certificate Registrar and the Owner Trustee, the Transferee Certificate set forth in Exhibit H hereto.

         No offer, sale, transfer, pledge, hypothecation or other disposition (including any pledge, sale or transfer under a repurchase transaction or securities loan) of any Certificate shall be made to any transferee unless, prior to such disposition, the proposed transferor delivers to the Owner Trustee and the Certificate Registrar an Opinion of Counsel, rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization, to the effect that such transfer (including any disposition permitted following any default under any pledge or repurchase transaction) will not cause the Trust to be no longer be treated for federal income tax purposes as a "qualified REIT subsidiary" within the meaning of
Section 856(i) of the Code. Notwithstanding the foregoing, the provisions of this paragraph shall not apply to the initial transfer of the Certificates to the Depositor.

         No offer, sale, transfer or other disposition (including pledge) of any Certificate shall be made to any affiliate of the Depositor or the Issuer, other than the initial transfer of the Certificates to the Depositor.

         Section 3.06. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice to the

Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust, and the Owner Trustee or the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any expenses of the Owner Trustee or the Certificate Registrar (including fees and expenses of counsel) and any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.07. PERSONS DEEMED CERTIFICATEHOLDERS. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 5.01 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent shall be bound by any notice to the contrary.

         Section 3.08. ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Certificate Registrar shall furnish or cause to be furnished to the Depositor, the Certificate Paying Agent, the Insurer or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor, the Insurer, the Certificate Paying Agent or the Owner Trustee, a list, in such form as the Depositor, the Certificate Paying Agent, the Insurer or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent record date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Paying Agent, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.09. MAINTENANCE OF OFFICE OR AGENCY. The Owner Trustee on behalf of the Trust, shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the office of the Certificate Registrar, 101 Barclay Street, 8E, New York, New York 10286, Attention: [Corporate Trust Window], American Home Mortgage Investment Trust 2004-4 for purposes of such surrender and the Corporate Trust Office of the Indenture Trustee as its office for purposes of such service of notices or demands. The Owner Trustee shall give prompt written notice to the Depositor, the Certificate Paying Agent, the Certificate Registrar and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 3.10. CERTIFICATE PAYING AGENT. (a) The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account on behalf of the

Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Indenture Trustee pursuant to Section 3.05 of the Indenture. The Trust hereby appoints The Bank of New York as Certificate Paying Agent and the The Bank of New York hereby accepts such appointment and further agrees that it will be bound by the provisions of this Trust Agreement relating to the Certificate Paying Agent and shall:

         (i) hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (ii) give the Owner Trustee notice of any default by the Trust of which a Responsible Officer of the Certificate Paying Agent has actual knowledge in the making of any payment required to be made with respect to the Certificates;

         (iii) at any time during the continuance of any such default, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in Trust by such Certificate Paying Agent;

         (iv) not resign from its position as Certificate Paying Agent so long as it is Indenture Trustee except that it shall immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards under this Section 3.10 required to be met by the Certificate Paying Agent at the time of its appointment;

         (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

         (vi) not institute bankruptcy proceedings against the Issuer in connection with this Trust Agreement.

         (b) The Trust may revoke such power and remove the Certificate Paying Agent if it determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. In the event that The Bank of New York shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument to the effect set forth in Section 3.10(a) as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.04, 6.05, 6.06, 6.07, 6.08 and 7.01
shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

         (c) The Certificate Paying Agent shall establish and maintain with itself a trust account (the "Certificate Distribution Account") in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture. The Certificate Paying Agent shall make all distributions to Certificates, from moneys on deposit in the Certificate Distribution Account, in accordance with Section 5.01 hereof.

                                   ARTICLE IV

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE
                      -------------------------------------

         Section 4.01. GENERAL AUTHORITY. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, except as otherwise provided in this Trust Agreement, to take all actions required of the Trust pursuant to the Basic Documents.

         Section 4.02. GENERAL DUTIES. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Trust Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

         Section 4.03. ACTION UPON INSTRUCTION. (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

         (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is required to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders and, so long as the Class VII-A Notes are outstanding, with the prior written consent of the Insurer, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

         Section 4.04. NO DUTIES EXCEPT AS SPECIFIED UNDER SPECIFIED DOCUMENTS OR IN INSTRUCTIONS. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 4.05. RESTRICTIONS. (a) The Owner Trustee or the Depositor (or an Affiliate thereof) shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in Section 2.03, (y) that, to the actual knowledge of the Owner Trustee based on an Opinion of Counsel rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization, would result in the Trust becoming taxable as a corporation for federal income tax purposes or (z) would result in the amendment or modification of the Basic Documents or this Trust Agreement. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

         (b) The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless (a) it shall have received an Opinion of Counsel rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Certificateholder and (b) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

         Section 4.06. PRIOR NOTICE TO CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Insurer in writing of the proposed action and the Certificateholders shall not have notified the

Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

         (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Mortgage Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Mortgage Loans);

         (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

         (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

         (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; and

         (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

         Section 4.07. ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, and except as expressly provided in the Basic Documents, to sell the Mortgage Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

         Section 4.08. ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO BANKRUPTCY. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust except as specifically set forth Section 10.15 hereof.

         Section 4.09. RESTRICTIONS ON CERTIFICATEHOLDERS' POWER. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.10. MAJORITY CONTROL. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the Holders of Certificates evidencing not less than a majority Percentage Interest of the Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by Holders of Certificates evidencing not less than a majority Percentage Interest of the Certificates at the time of the delivery of such notice.

Section 4.11. OPTIONAL REDEMPTION. Upon receipt of written instructions provided to the Owner Trustee by the Majority Certificateholder, if any, or the Insurer, the Owner Trustee shall cause the Issuer to redeem the Notes in accordance with
Section 8.07 of the Indenture and shall provide all necessary notices on behalf of the Issuer to effect the foregoing, provided that such Holder shall deposit with the Indenture Trustee an amount equal to the aggregate redemption price specified under Section 8.07 of the Indenture. The Owner Trustee shall not have the power to exercise the right of the Issuer to redeem the Notes pursuant to
Section 8.07 of the Indenture, except as provided above. Upon redemption of the Notes by the Issuer as a result of the purchase of such Notes by the Majority Certificateholder or the Insurer pursuant to Section 8.07 of the Indenture, as applicable, the Owner Trustee shall cause the release of the related Mortgage Loans or HELOC Mortgage Loans from the Trust Estate to the Majority Certificateholder or the Insurer, as applicable.

                                    ARTICLE V

                           APPLICATION OF TRUST FUNDS
                           --------------------------

         Section 5.01. DISTRIBUTIONS. (a) On each Payment Date, the Certificate Paying Agent shall distribute to the Certificateholders, on a pro rata basis based on the Certificate Percentage Interests thereof, all funds on deposit in the Certificate Distribution Account and available therefor (as provided in Section 3.05, 3.06, 3.07 and 3.09 of the Indenture) for such Payment Date as reduced by any amount then owing to the Owner Trustee hereunder and any Expenses of the Trust then remaining unpaid.

         (b) In the event that any withholding tax is imposed on the distributions (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

         (c) Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders and the Insurer.

         Section 5.02. METHOD OF PAYMENT. Subject to Section 8.01(c), distributions required to be made to Certificateholders on any Payment Date as provided in Section 5.01 shall be made to each Certificateholder of record on the preceding record date by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

         Section 5.03. TAX RETURNS. The Indenture Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis using the accrual method of accounting, (b) deliver (or cause to be delivered) to each Noteholder and Certificateholder as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable each Certificateholder to prepare its federal and state income tax returns, (c) prepare and file or cause to be prepared and filed such tax returns relating to the Trust as may be required by the Code and applicable Treasury Regulations (making such elections as may from time to time be required or appropriate under any applicable state or federal statutes, rules or regulations) and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.01 of this Trust Agreement with respect to income or distributions to Certificateholders and prepare or cause to be prepared the appropriate forms relating thereto; provided, however, that the Indenture Trustee shall not be required to compute the Issuer's gross income except to the extent it can do so without unreasonable effort or expense based upon income statements furnished to it and provided, further, that the Indenture Trustee shall not be required to prepare and file partnership tax returns on behalf of the Issuer unless the Indenture Trustee receives (i) an Opinion of Counsel reasonably satisfactory to it (which shall not be at the Indenture Trustee's expense, but shall be at the expense of the Depositor or other party furnishing such opinion) as to the necessity of such filings and (ii) reasonable additional compensation for the preparation and filing of such additional returns. The Owner Trustee shall sign all tax and information returns prepared or caused to be prepared by the Indenture Trustee pursuant to this Section 5.03 at the request of the Indenture Trustee, and in doing so shall rely entirely upon, and shall have no liability for information or calculations provided by, the Indenture Trustee.

         Section 5.04. STATEMENTS TO CERTIFICATEHOLDERS. On each Payment Date, the Certificate Paying Agent shall make available to each Certificateholder the statement or statements provided to the Owner Trustee and the Certificate Paying Agent by the Indenture Trustee pursuant to Section 7.05 of the Indenture with respect to such Payment Date; provided, however, that in the event that any monthly statement is no longer available, at the request of any Certificateholder, the Indenture Trustee will deliver such monthly statement to such Certificateholder.

                                   ARTICLE VI

                          CONCERNING THE OWNER TRUSTEE
                          ----------------------------

         Section 6.01. ACCEPTANCE OF TRUSTS AND DUTIES. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by each of them constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, gross negligence or bad faith or grossly negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section
6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Certificateholders permitted under this Trust Agreement;

         (b) No provision of this Trust Agreement or any Basic Document shall require the Owner Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (c) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

         (d) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

         (e) The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

         (f) The Owner Trustee shall not be liable for the default or misconduct of the Depositor, Indenture Trustee, Certificate Registrar or the Master Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the related Master Servicer under the related Servicing Agreement; and

         (g) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith, grossly negligent failure to act or willful misconduct in the performance of any such act.

         Section 6.02. FURNISHING OF DOCUMENTS. The Owner Trustee shall furnish to the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

         Section 6.03. REPRESENTATIONS AND WARRANTIES. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

         (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

         (c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which it or any of its properties may be bound;

         (d) This Trust Agreement, assuming due authorization, execution and delivery by the Owner Trustee, the Depositor and the Certificate Paying Agent, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

         (e) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

         (f) No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

         Section 6.04. RELIANCE; ADVICE OF COUNSEL. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, note, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

         Section 6.05. LIMITATION OF LIABILITY OF WILMINGTON TRUST COMPANY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Trust is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or otherwise. Except as provided in this Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 6.06. OWNER TRUSTEE NOT LIABLE FOR CERTIFICATES OR RELATED DOCUMENTS. The recitals contained herein and in the Certificates (other than as set forth in Section 6.03 herein and the signatures of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. Other than as set forth in Section 6.03, the Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents, or of MERS or the MERS(R) System. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 6.07. OWNER TRUSTEE MAY OWN CERTIFICATES AND NOTES. The Owner Trustee in its individual or any other capacity may, subject to Section 3.05, become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Seller, the Certificate Paying Agent, the Certificate Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

         Section 6.08. PAYMENTS FROM OWNER TRUST ESTATE. All payments to be made by the Owner Trustee under this Trust Agreement or any of the Basic Documents to which the Owner Trustee is a party shall be made only from funds on deposit in the Certificate Distribution Account, the income and proceeds of the Owner Trust Estate or from other amounts required to be provided by the Certificateholders and only to the extent that the Owner Trust shall have received funds on deposit in the Certificate Distribution Account, income or proceeds from the Owner Trust Estate or the Certificateholders to make such payments in accordance with the terms hereof. Wilmington Trust Company, in its individual capacity, shall not be liable for any amounts payable under this Trust Agreement or any of the Basic Documents to which the Owner Trustee is a party.

         Section 6.09. DOING BUSINESS IN OTHER JURISDICTIONS. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company; or
(iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

         Section 6.10. LIABILITY OF CERTIFICATE REGISTRAR AND CERTIFICATE PAYING AGENT. All provisions affording protection or rights to or limiting the liability of the Owner Trustee, including the provisions of this Agreement permitting the Owner Trustee to resign, merge or consolidate, shall inure as well to the Certificate Registrar and Certificate Paying Agent.

                                   ARTICLE VII

                          COMPENSATION OF OWNER TRUSTEE
                          -----------------------------

         Section 7.01. OWNER TRUSTEE'S FEES AND EXPENSES. The Owner Trustee shall receive as compensation for its services hereunder the Owner Trustee's Fee which shall be payable by the Indenture Trustee. The Owner Trustee shall be reimbursed by the Depositor or the Master Servicer for its reasonable expenses hereunder and under the Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents.

         Section 7.02. INDEMNIFICATION. The Depositor shall indemnify, defend and hold harmless the Owner Trustee, the Certificate Registrar and the Certificate Paying Agent, solely in its capacity as Certificate Paying Agent, and their respective successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of this Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee, the Certificate Registrar and the Certificate Paying Agent, solely in its capacity as Certificate Paying Agent, hereunder, provided, that:

         (i) the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's, the Certificate Registrar's or the Certificate Paying Agent's willful misconduct, gross negligence, grossly negligent failure to act or bad faith or as a result of any inaccuracy of a representation or warranty of the Owner Trustee contained in Section 6.03 expressly made by the Owner Trustee;

         (ii) with respect to any such claim, the Indemnified Party shall have given the Depositor written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof,

         (iii) while maintaining control over its own defense, the Depositor shall consult with the Indemnified Party in preparing such defense; and

         (iv) notwithstanding anything in this Agreement to the contrary, the Depositor shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Depositor which consent shall not be unreasonably withheld.

         The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent or the termination of this Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee's, the Certificate Registrar's or the Certificate Paying Agent's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent in connection with the execution and delivery of this Trust Agreement, shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent and with the consent of the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent which consent shall not be unreasonably withheld, the Depositor has the right to assume the defense of any claim, action or proceeding against the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent.

                                  ARTICLE VIII
                                  ------------

                         TERMINATION OF TRUST AGREEMENT
                         ------------------------------

         Section 8.01. TERMINATION OF TRUST AGREEMENT. (a) Subject to Section 8.01(e), hereof, this Trust Agreement (other than Article VII) and the Trust shall terminate and be of no further force or effect upon the earliest of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Trust Agreement, and (ii) the distribution of all of the assets of the Owner Trust Estate, in accordance with written instructions provided to the Owner Trustee by the Majority Certificateholder, following the optional redemption of the Notes by the Issuer pursuant to Section 8.07 of the Indenture.

         (b) Except as provided in Section 8.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to Certificateholders and the Insurer mailed within five Business Days of receipt of notice of the final payment on the Notes from the Indenture Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the record date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Payment Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Notes was to have been made pursuant to Section 3.03 of the Indenture, all the Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Depositor.

         (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

         (e) Notwithstanding anything to the contrary herein, the Trust shall not be revoked or terminated until all amounts owing to the Noteholders and the Insurer to the extent payable from the Trust Estate or proceeds thereof have been paid in full and that all obligations under the Indenture have been discharged. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Trust Estate or
(z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                                   ARTICLE IX

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES
             ------------------------------------------------------

         Section 9.01. ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least Baa3 by Moody's or is otherwise acceptable to the Insurer and the Rating Agencies. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

         Section 9.02. REPLACEMENT OF OWNER TRUSTEE. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days prior written notice thereof to the Insurer and the Depositor. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee with consent of the Insurer which consent shall not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee with consent of the Insurer and shall remove the Owner Trustee at the direction of the Insurer.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Master Servicer shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         Section 9.03. SUCCESSOR OWNER TRUSTEE. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this
Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Owner Trustee shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Insurer, the Noteholders and the Rating Agencies.

         Section 9.04. MERGER OR CONSOLIDATION OF OWNER TRUSTEE. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Depositor, the Indenture Trustee and the Rating Agencies.

         Section 9.05. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b) No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

         (c) The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

         Section 10.01. AMENDMENTS. (a) This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section, provided that any amendment, except as provided in subparagraph (e) below, be accompanied by an Opinion of Counsel addressed to the Owner Trustee, the Insurer, the Certificate Registrar and the Certificate Paying Agent and obtained by the Depositor to the effect that such amendment (i) complies with the provisions of this Section and (ii) if American Home Mortgage Securities LLC is not the Majority Certificateholder, would not cause the Trust to be subject to an entity level tax for federal income tax purposes.

         (b) If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e. to give effect to the intent of the parties and, if applicable, to the expectations of the Holders), it shall not be necessary to obtain the consent of any Holders, but the Owner Trustee, the Insurer, the Certificate Registrar and the Certificate Paying Agent shall be furnished with
(A) a letter from the Rating Agencies that the amendment will not result in the downgrading, qualification or withdrawal of the rating then assigned to any Note or (B) an Opinion of Counsel obtained by the the Depositor to the effect that such action will not adversely affect in any material respect the interests of any Holders and the written consent of the Insurer shall have been obtained.

         (c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee, the Insurer, the Certificate Registrar and the Certificate Paying Agent shall be furnished with an Opinion of Counsel obtained by the Depositor that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder, and the consent of the Insurer shall be obtained.

         (d) If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (A) an Opinion of Counsel obtained by the Depositor to the effect that such action will not adversely affect in any material respect the interests of any Noteholders or Certificateholders, (B) the consent of the Insurer and (C) either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or (b) the consent of Holders of Certificates evidencing a majority Percentage Interest of the Certificates and the consent of Noteholders representing at least 51% of the Note Principal Balance of each Class of Notes; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

         (e) If the purpose of the amendment is to provide for the holding of any of the Certificates in book-entry form, it shall require the consent of Holders of all such Certificates then outstanding; provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

         (f) If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Noteholders or Certificateholders, but the Owner Trustee, the Certificate Registrar, the Insurer and the Certificate Paying Agent shall be furnished with (A) an Opinion of Counsel obtained by the Depositor to the effect that such action will not adversely affect in any material respect the interests of any Noteholders or Certificateholders and (B) a letter from the Rating Agencies that the amendment will not result in the downgrading, qualification or withdrawal of the rating then assigned to any Notes.

         (g) Promptly after the execution of any such amendment or consent, the related Master Servicer shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies. It shall not be necessary for the consent of Certificateholders or the Indenture Trustee pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (h) In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

         (i) No amendment or agreement affecting the rights or duties of the Certificate Registrar or the Certificate Paying Agent may be entered into without the consent of the affected party.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

         Section 10.02. NO LEGAL TITLE TO OWNER TRUST ESTATE. The Certificateholders shall not have legal title to any part of the Owner Trust Estate solely by virtue of their status as a Certificateholder. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Trust

Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         Section 10.03. LIMITATIONS ON RIGHTS OF OTHERS. Except for Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Master Servicers, the Insurer, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

         Section 10.04. NOTICES. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt, to the Owner Trustee at: Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890;
Attention: Corporate Trust Administration; to the Depositor at: American Home Mortgage Securities LLC, 520 Broadhollow Road, Melville, New York 11474;
Attention: General Counsel; to the Indenture Trustee, the Certificate Registrar and the Certificate Paying Agent at 101 Barclay Street, New York, New York 10286 (Attention: Corporate Trust MBS Administration); to the Insurer at: MBIA Insurance Corporation, 113 King Street, Armonk, New York, 10504, Attention:
Insured Portfolio Management - Structured Finance (IPM-SF)(American Home Mortgage Investment Trust 2004-4); to Standard & Poor's at: 55 Water Street, New York, New York 10041; to Moody's at: 99 Church Street, New York, New York 10007; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         (c) A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

         Section 10.05. SEVERABILITY. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.06. SEPARATE COUNTERPARTS. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.07. SUCCESSORS AND ASSIGNS. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the

Depositor, the Owner Trustee and its successors, each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 10.08. NO PETITION. The Owner Trustee, by entering into this Trust Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents. This Section shall survive for one year following the termination of this Trust Agreement.

         Section 10.09. NO RECOURSE. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Seller, the Owner Trustee, the Indenture Trustee, the Certificate Registrar, the Certificate Paying Agent or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

         Section 10.10. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.11. GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.12. INTEGRATION. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

         Section 10.13. BENEFITS OF TRUST AGREEMENT. The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Trust Agreement. To the extent that this Trust Agreement confers upon or gives or grants to the Insurer any right, remedy or claim under or by reason of this Trust Agreement, the Insurer may enforce any such right, remedy or claim conferred, given or granted hereunder. Nothing in this Trust Agreement or in the, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Certificateholders and the Insurer, any benefit or any legal or equitable right, remedy or claim under this Trust Agreement.

         Section 10.14.    SEPARATENESS COVENANTS.   The Trust shall:

         (a) maintain the Trust's books and records separate from any other person or entity;

         (b) maintain the Trust's bank accounts separate from any other person or entity;

         (c) not commingle the Trust's assets with those of any other person or entity;

         (d) conduct the Trust's own business in its own name;

         (e) other than as contemplated by the Basic Documents and related documentation, pay the Trust's own liabilities and expenses only out of its own funds;

         (f) observe all formalities required under the Delaware Trust Statute;

         (g) enter into transactions with Affiliates or the Depositor only if each such transaction is intrinsically fair, commercially reasonable, and on the same terms as would be available in the arm's length transaction with a person or entity that is not an Affiliate;

         (h) not guarantee or become obligated for the debts of any other entity or person;

         (i) not hold out the Trust's credit as being available to satisfy the obligation of any other person or entity;

         (j) not acquire the obligations or securities of the Trust's Affiliates or the Depositor;

         (k) other than as contemplated by the Basic Documents and related documentation,, not make any loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity;

         (l) other than as contemplated by the Basic Documents and related documentation, not pledge the Trust's assets for the benefit of any other person or entity;

         (m) hold the Trust out as a separate entity and conduct any business only in its own name;

         (n) correct any known misunderstanding regarding the Trust's separate identity;

         (o) not identify the Trust as a division of any other person or entity;

         (p) maintain appropriate minutes or other records of appropriate actions and shall maintain its office separate from the office of the Depositor, the Seller, the Servicer and the Subservicer.


          Section 10.15. ACTION BY CERTIFICATEHOLDERS OR OWNER TRUSTEE WITH RESPECT TO BANKRUPTCY. The Owner Trustee shall not have the power, except (i) upon the direction of the 100% of the Certificateholders and the delivery to the Owner Trustee of each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent and (ii) the extent permitted by applicable law, with the prior written consent of the Insurer or upon the direction of the Insurer and 100% of the Noteholders, and to the extent otherwise consistent with the Basic Documents, (a) institute any proceedings to declare or adjudicate the Trust a bankrupt or insolvent, (b) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (c) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (d) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust, (e) make any assignment for the benefit of the Trust's creditors, (f) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or
(g) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above foregoing actions, a "Bankruptcy Action"). So long as the Indenture and the Insurance Agreement remain in effect and no Insurer Default exists, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.


          Section 10.16. INSURER'S RIGHTS REGARDING ACTIONS, PROCEEDINGS OR INVESTIGATIONS. Until all Class VII-A Notes issued pursuant to the Indenture have been paid in full, all amounts owed to the Insurer have been paid in full, the Insurance Agreement has terminated and the Insurance Policy has been returned to the Insurer for cancellation, the following provisions shall apply:

          (a) Notwithstanding anything contained herein or in the Basic Documents to the contrary, the Insurer shall have the right to participate in, to direct the defense of, and, at the Insurer's sole option, to institute or assume the defense of any action, proceeding or investigation that could adversely affect the Trust, the Trust Estate or the rights or obligations of the Insurer hereunder or under the Insurance Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Depositor, the Trust or any affiliate thereof. Following notice to the Owner Trustee, the Insurer shall have exclusive right to determine, in its sole discretion, the actions necessary to preserve and protect the Trust or the Trust Estate. All costs and expenses of the Insurer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Insurer or the Insurer's interests, shall be deemed reimbursable as an amount payable to the Insurer under the Insurance Agreement.

          (b) In connection with any action, proceeding or investigation that could adversely affect the Trust, the Trust Estate or the rights or obligations of the Insurer hereunder or under the Insurance Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Depositor, the Trust or any affiliate thereof, the Owner Trustee hereby agrees to cooperate with, and to take such action as directed by, the Insurer, including (without limitation) entering into such agreements and settlements as the Insurer shall direct, in its sole discretion, without the consent of any Certificateholder.

          (c) The Owner Trustee hereby agrees upon actual knowledge thereof to provide the Insurer prompt written notice of any action, proceeding or investigation that names the Trust, the Trust Estate or the Owner Trustee as a party or that could adversely affect the Trust, the Trust Estate or the rights or obligations of the Insurer hereunder or under the Insurance Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Depositor, the Trust or any affiliate thereof.

          (d) Notwithstanding anything contained herein or in the Basic Documents to the contrary, the Owner Trustee shall not, without the Insurer's prior written consent or unless directed by the Insurer, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Trust, the Trust Estate or the rights or obligations of the Insurer hereunder or under the Insurance Policy or the Basic Documents.

          (e) Each Certificateholder, by acceptance of its Certificate, and the Owner Trustee agree that the Insurer shall have such rights as set forth in this
Section 10.16, which are in addition to any rights of the Insurer pursuant to the other provisions of the Basic Documents, that the rights set forth in this
Section 10.16 may be exercised by the Insurer, in its sole discretion, without the need for the consent or approval of any Certificateholder or the Owner Trustee, notwithstanding any other provision contained herein or in any Basic Document, and that nothing contained in this Section 10.16 shall be deemed to be an obligation of the Insurer to exercise any of the rights provided for herein.


         Section 10.17. RESTRICTIONS ON TRUST ACTIVITIES. The Trust shall abide by the following restrictions:

          (a) other than as contemplated by the Basic Documents and related documentation, the Trust shall not incur any indebtedness;

          (b) other than as contemplated by the Basic Documents and related documentation, the Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets;

          (c) the Trust shall not engage in any business activity in which it is not currently engaged other than as contemplated by the Basic Documents and related documentation;

          (d) the Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Basic Documents and related documentation; and

          (e) other than as contemplated by the Basic Documents and related documentation, the Trust shall not follow the directions or instructions of the Depositor.

         IN WITNESS WHEREOF, the Depositor, the Certificate Paying Agent and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


AMERICAN HOME MORTGAGE SECURITIES LLC
         as Depositor


By:_____________________________
Name:
Title:



WILMINGTON TRUST COMPANY
         as Owner Trustee


By:_____________________________
Name:
Title:



THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee, as Certificate Registrar and Certificate Paying Agent


By:_____________________________
Name:
Title:

                                    EXHIBIT A

                               Form of Certificate

                                     [Face]

         THIS CERTIFICATE IS SUBORDINATE TO THE NOTES AS DESCRIBED IN THE INDENTURE.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION UNDER U.S. LAW.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR HAS RECEIVED PROOF OF THE TRANSFEREE'S STATUS AS A REIT OR AS A QUALIFIED REIT SUBSIDIARY, WITHIN THE MEANING OF SECTION 856(A) OR SECTION 856(I) OF THE CODE, RESPECTIVELY.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (I) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OR (II) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN SUBJECT TO ERISA, OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OF CERTIFICATES IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE,

THE CERTIFICATE REGISTRAR OR THE MASTER SERVICERS TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE CERTIFICATE REGISTRAR OR THE MASTER SERVICERS.

         THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE CERTIFICATE REGISTRAR, THE CERTIFICATE PAYING AGENT, THE DEPOSITOR, THE MASTER SERVICERS, THE INDENTURE TRUSTEE, OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE TRUST AGREEMENT OR THE BASIC DOCUMENTS.

Certificate No.___________                 Certificate Percentage Interest of
                                           this Certificate:____________%
Cut-off Date: December 1, 2004
Date of Amended and Restated               First Payment Date:
Trust Agreement:                           January 25, 2005
December 21, 2004


                 AMERICAN HOME MORTGAGE INVESTMENT TRUST 2004-4

         Evidencing a fractional undivided equity interest in the Owner Trust Estate, the property of which consists primarily of the Mortgage Loans in American Home Mortgage Investment Trust 2004-4 (the "Trust"), a Delaware statutory trust formed by American Home Mortgage Securities LLC, as depositor, pursuant to the Trust Agreement referred to below.

         This certifies that_____________________is the registered owner of the Percentage Interest represented hereby.

         The Trust was created pursuant to a Short Form Trust Agreement, dated as of December 16, 2004, between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee", which term includes any successor entity under the Trust Agreement) (the "Short Form Trust Agreement") as amended and restated by the Amended and Restated Trust Agreement dated as of December 21, 2004 (as amended and supplemented from time to time, together with the Short Form Trust Agreement, the "Trust Agreement") among the Depositor, the Owner Trustee and The Bank of New York, as certificate registrar and certificate paying agent, a summary of certain of the pertinent provisions of which is set forth hereinafter. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate is one of a duly authorized issue of Trust Certificates, Series 2004-4 (herein called the "Certificates") issued under the Trust Agreement to which reference is hereby made for a statement of the respective rights thereunder of the Depositor, the Owner Trustee and the Holders of the Certificates and the terms upon which the Certificates are executed and delivered. All terms used in this Certificate which are defined in the Trust Agreement shall have the meanings assigned to them in the Trust Agreement. The Owner Trust Estate consists of the Mortgage Loans in the American Home Mortgage Investment Trust 2004-4. The rights of the Holders of the Certificates are subordinated to the rights of the Holders of the Notes, as set forth in the Indenture.

         There will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing on January 25,

2005, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding such Payment Date (the "Record Date"), such Certificateholder's Percentage Interest in the amount to be distributed to Certificateholders on such Payment Date.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

         The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of December 21, 2004, between the Trust and The Bank of New York, as Indenture Trustee (the "Indenture").

         The Depositor and each Certificateholder, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for federal, state and local income tax purposes as an equity interest in the Trust.

         Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         Distributions on this Certificate will be made as provided in the Trust Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose by the Trust, as provided in Section 3.09 of the Trust Agreement.

         No transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute (A) either (i) (a) an investment letter in substantially the form attached to the Agreement as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Depositor) which investment letter shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicers or the Depositor and which investment letter states that, among other things, such transferee (1) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (2) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicers or the Depositor and
(b) the transferee executes a representation letter, substantially in the form of Exhibit D to the Agreement, and the transferor executes a representation letter, substantially in the form of Exhibit E to the Agreement, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicers or the Depositor and (B) the Certificate of Non-Foreign Status (in substantially the form attached to the Agreement as Exhibit D) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. The Holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Indenture Trustee, the Certificate Paying Agent, the Certificate Registrar, the Master Servicers and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of Certificates or any interest therein shall be made to any Person unless the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar and the Master Servicers that the purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar or the Master Servicers to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar or the Master Servicers. In lieu of such Opinion of Counsel, a Person may provide a certification in the form of Exhibit G to the Agreement, which the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar and the Master Servicers may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

         No offer, sale, transfer, pledge, hypothecation or other disposition (including any pledge, sale or transfer under a repurchase transaction or securities loan) of any Certificate shall be made to any transferee unless, prior to such disposition, the proposed transferor delivers to the Owner Trustee and the Certificate Registrar an Opinion of Counsel, rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization to the effect that such transfer (including any disposition permitted following any default under any pledge or repurchase transaction) will not cause the Trust to be no longer be treated for federal income tax purposes as a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


Dated: December 21, 2004                    By:_________________________________
                                                     Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.


WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By:__________________________________
         Authorized Signatory


or___________________________________,
  as Authenticating Agent of the Trust


By:__________________________________
         Authorized Signatory

                            [REVERSE OF CERTIFICATE]

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Master Servicers, the Indenture Trustee, the Certificate Paying Agent, the Certificate Registrar, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Mortgage Loans, all as more specifically set forth herein and in the Trust Agreement. A copy of the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

         The Trust Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Trust Agreement and, if AHM SPV III LLC was not the Majority Certificateholder, would not cause the Trust to be subject to an entity level tax for federal income tax purposes. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading, qualification or withdrawal of the rating then assigned to any Note. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of the any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder. If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement, other than as specified in the preceding two sentences, the amendment shall require either the amendment shall require (a) an Opinion of Counsel obtained by the Depositor to the effect that such action will not adversely affect in any material respect the interests of any Noteholders or Certificateholders and (b) either (i) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or (ii) the consent of Holders of Certificates evidencing a majority Percentage Interest of the Certificates and the consent of Noteholders representing at least 51% of the Note Principal Balance of each Class of Notes; PROVIDED, HOWEVER, that no such amendment shall (x) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder, or (y) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding. If the purpose of the amendment is to provide for the holding of any of the Certificates in book-entry form, it shall require the consent of Holders of all such Certificates then outstanding; provided, that the Opinion of Counsel specified in first sentence of this paragraph shall not be required. If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Noteholders or Certificateholders, but the Owner Trustee, the Certificate Registrar and the Certificate Paying Agent shall be furnished with (a) an Opinion of Counsel obtained by the

Depositor to the effect that such action will not adversely affect in any material respect the interests of any Noteholders or Certificateholders and (b) a letter from the Rating Agencies that the amendment will not result in the downgrading, qualification or withdrawal of the rating then assigned to any Notes.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust, as provided in the Trust Agreement, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wells Fargo Bank, National Association.

         Except as provided in the Trust Agreement, the Certificates are issuable only in a minimum Certificate Percentage Interest of 10%. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate as and when provided in accordance with the terms of the Trust Agreement.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

_________________________________________*/
         Signature Guaranteed:

____________________________________*/

___________________________

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to________________________________________________________________________
________________________________________________________________________________
for the account of_____________________________________________________________,
account number______________________, or, if mailed by check, to_______________.

         Applicable statements should be mailed to_____________________.



____________________________________
Signature of assignee or agent
(for authorization of wire
transfer only)

                                    EXHIBIT B

                             CERTIFICATE OF TRUST OF
                 AMERICAN HOME MORTGAGE INVESTMENT TRUST 2004-4
                 ----------------------------------------------

                  THIS Certificate of Trust of American Home Mortgage Investment Trust 2004-4 (the "Trust"), dated December 16, 2004, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 DEL. CODE, ss. 3801 ET SEQ.).

                  1. NAME. The name of the statutory trust formed hereby is American Home Mortgage Investment Trust 2004-4.
                  2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

Wilmington Trust Company,
not in its individual capacity but solely as owner trustee under a Trust Agreement dated as of December 29, 2004

By:   /S/ KATHLEEN PEDELINI
    ----------------------------------------------
    Name: Kathleen Pedelini
    Title: Financial Services Officer

                                    EXHIBIT C

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

              ___________________________________________________

              ___________________________________________________

              ___________________________________________________

              ___________________________________________________


                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Owner Trustee, the Certificate Registrar and the Depositor (as defined in the Amended and Restated Trust Agreement (the "Agreement"), dated as of December 21, 2004, among American Home Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee, and The Bank of New York, as Certificate Registrar and Certificate Paying Agent) pursuant to Section 3.05 of the Agreement and The Bank of New York, as indenture trustee, as follows:

                           a. The Buyer understands that the Rule 144A
         Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicers.

                           d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3. The Buyer warrants and represents to, and covenants with, the Seller, the Indenture Trustee, Owner Trustee, the Certificate Registrar, Master Servicers and the Depositor that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of any Plan, will not be made unless such Plan delivers an opinion of its counsel, addressed and satisfactory to the Certificate Registrar and the Depositor, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of any Plan is permissible under applicable law, would not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code, and would not subject the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar or the Master Servicers to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the

Depositor, the Owner Trustee, the Certificate Registrar, the Indenture Trustee or the Master Servicers.

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

__________________________________              ________________________________
Print Name of Seller                            Print Name of Buyer

By:_______________________________              By:_____________________________
   Name:                                           Name:
   Title:                                          Title:
Taxpayer Identification:                        Taxpayer Identification:
No._______________________________              No._____________________________
Date:_____________________________              Date:___________________________

                                                            ANNEX 1 TO EXHIBIT C
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [FOR BUYERS OTHER THAN REGISTERED INVESTMENT COMPANIES]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ 1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

   ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

  ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-------------------
1     Buyer must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

  ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

  ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

  ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

  ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

  ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

  ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

  ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

  ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

  ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit Notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

      ______  ______    Will the Buyer be purchasing the Rule 144A
        Yes     No      Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

_________________________________
Print Name of Buyer

By:      ________________________
         Name:
         Title:

Date:____________________________

                                                            ANNEX 2 TO EXHIBIT C
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

              [FOR BUYERS THAT ARE REGISTERED INVESTMENT COMPANIES]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

  ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

  ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit Notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

_________________________________
Print Name of Buyer

By:      ________________________
         Name:
         Title:

Date:____________________________


IF AN ADVISER:

_________________________________
Print Name of Buyer

Date:____________________________

                                    EXHIBIT D

                        CERTIFICATE OF NON-FOREIGN STATUS

         This Certificate of Non-Foreign Status ("certificate") is delivered pursuant to Section 3.03 of the Amended and Restated Trust Agreement, dated as of December 21, 2004 (the "Trust Agreement"), among American Home Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and The Bank of New York, as Certificate Registrar and Certificate Paying Agent, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner for U.S. federal income tax purposes (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of the Certificates, Series 2004-4 (the "Certificate"). Capitalized terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I -          Complete Either A or B

                  A.       Individual as Beneficial Owner

                           1. I am (The Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

                           2. My (The Beneficial Owner's) name and home address are:


                                                 ; and

                           3. My (The Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is

                  B.       Corporate, Partnership or Other Entity as Beneficial
                           Owner

                           1. ______________(Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

                           2. The Beneficial Owner's office address and place of incorporation (if applicable) is
                                                              ; and

                           3. The Beneficial Owner's U.S. employer identification number is ______________.

Part II -                  Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this certificate has been made in reliance upon information contained in:

                           an IRS Form W-9

                           a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Certificate Registrar at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Certificate Registrar promptly after such change.

Part III -                 Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Certificate Registrar within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Certificate Registrar and any false statement contained therein could be punishable by fines, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

____________________________
Name

____________________________
Title (if applicable)

____________________________
Signature and Date


*Note: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                    EXHIBIT E

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                     [DATE]

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

The Bank of New York
[101 Barclay Street, 8W
New York, New York 10286
Attention: [____________]]

         Re: American Home Mortgage Investment Trust 2004-4 Trust Certificates, SERIES 2004-4 (THE "CERTIFICATES")
                  ----------------------------------------------------

Ladies and Gentlemen:

         In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause
(g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and

(3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Trust Agreement.

Very truly yours,

[TRANSFEREE]


By:___________________________________
         Authorized Officer

                                    EXHIBIT F

                             TRANSFEROR CERTIFICATE
                             ----------------------


Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

The Bank of New York
[101 Barclay Street, 8W
New York, New York 10286
Attention: [____________]]

         Re: PROPOSED TRANSFER OF TRUST CERTIFICATES, AMERICAN HOME MORTGAGE INVESTMENT TRUST 2004-4
                  ------------------------------------------------------

Gentlemen:

         This certification is being made by ____________________ (the "Transferor") in connection with the proposed Transfer to _____________________ (the "Transferee") of a trust certificate (the "Trust Certificate") representing ___% fractional undivided interest in American Home Mortgage Investment Trust 2004-4 (the "Trust") created pursuant to a Trust Agreement, dated as of December [__], 2004 (such agreement, as amended by the Amended and Restated Trust Agreement dated December 21, 2004, being referred to herein as the "Trust Agreement") among American Home Mortgage Securities LLC (the "Company"), Wilmington Trust Company, as Owner Trustee (the "Owner Trustee") and The Bank of New York, as certificate registrar and certificate paying agent (the "Certificate Registrar"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Deposit Trust Agreement. The Transferor hereby certifies, represents and warrants to, and covenants with, the Company, the Owner Trustee and the Certificate Registrar that:

         Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Trust Certificate, any interest in any Trust Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Trust Certificate, any interest in any Trust Certificate or any other similar security from any person in any manner,
(c) has otherwise approached or negotiated with respect to any Trust Certificate, any interest in any Trust Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Trust Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Trust Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Transferor will not act in any manner set forth in the foregoing sentence with respect to any Trust Certificate. The Transferor has not and will not sell or otherwise transfer any of the Trust Certificates, except in compliance with the provisions of the Trust Agreement.


Date:___________________                    ________________________________
                                                  Name of Transferor

                                            ________________________________
                                                  Signature

                                            ________________________________
                                                  Name

                                            ________________________________
                                                  Title

                                    EXHIBIT G

                                     [DATE]

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

The Bank of New York
[101 Barclay Street, 8E
New York, New York 10286
Attention: [____________]]

         Re:      Proposed Transfer of Trust Certificates,
                  AMERICAN HOME MORTGAGE INVESTMENT TRUST 2004-4
                  (THE "CERTIFICATES")
                  ----------------------------------------------

Gentlemen:

         This certification is being made by (the "Transferee") in connection with the proposed Transfer by (the "Transferor") of a trust certificate (the "Trust Certificate") representing __% fractional undivided interest in American Home Mortgage Investment Trust 2004-4 (the "Trust") created pursuant to a Trust Agreement, dated as of December 16, 2004 (such agreement, as amended by the Amended and Restated Trust Agreement dated December 21, 2004, being referred to herein as the "Trust Agreement") among American Home Mortgage Securities LLC (the "Company"), Wilmington Trust Company, as Owner Trustee (the "Owner Trustee") and The Bank of New York, as certificate registrar and certificate paying agent (the "Certificate Registrar"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement. The Transferor hereby certifies, represents and warrants to, and covenants with, the Company, the Owner Trustee and the Certificate Registrar that:

         (i) either (a) or (b) is satisfied, as marked below:

                  ___ a. The Transferor is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101; or

                  ___ b. The Transferor is an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 and has provided the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicers with an Opinion of Counsel, satisfactory to the Depositor, the Owner Trustee, the Indenture Trustee the Certificate Registrar and the Master Servicers, to the effect that the purchase and holding of a Certificate by or on behalf of the Transferor is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar or the Master Servicers; and

         (ii) the Transferor is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph.

                                      Very truly yours,


                                               By:     ________________________
                                               Name:   ________________________
                                               Title:  ________________________

                                    EXHIBIT H

                         FORM OF TRANSFEREE CERTIFICATE
                         ------------------------------

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

The Bank of New York
[101 Barclay Street, 8E
New York, New York 10286
Attention: [____________]]

         Re:      Proposed Transfer of Trust Certificates,
                  AMERICAN HOME MORTGAGE INVESTMENT TRUST 2004-4
                  (THE "CERTIFICATES")
                  ----------------------------------------------

Gentlemen:

         This certification is being made by (the "Transferee") in connection with the proposed Transfer by (the "Transferor") of a trust certificate (the "Trust Certificate") representing __% fractional undivided interest in American Home Mortgage Investment Trust 2004-4 (the "Trust") created pursuant to a Trust Agreement, dated as of December 16, 2004 (such agreement, as amended by the Amended and Restated Trust Agreement dated December 21, 2004, being referred to herein as the "Trust Agreement") among American Home Mortgage Securities LLC (the "Company"), Wilmington Trust Company, as Owner Trustee (the "Owner Trustee") and The Bank of New York, as certificate registrar and certificate paying agent (the "Certificate Registrar"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement. The Transferor hereby certifies, represents and warrants to, and covenants with, the Company, the Owner Trustee and the Certificate Registrar that:

         The Transferee is a REIT or a Qualified REIT Subsidiary within the meaning of Section 856(a) or Section 856(i) of the Code, respectively.

Date:___________________                    ________________________________
                                                  Name of Transferee

                                            ________________________________
                                                  Signature

                                            ________________________________
                                                  Name

                                            ________________________________
                                                  Title